UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

Commission File Number: 000-20333

NOCOPI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

maryland	87-0406496
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

480 Shoemaker Road, Suite 104, King of Prussia, PA 19406

(Address of principal executive offices)(Zip Code)

(610) 834-9600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Asset Purchase Agreement

On May 18, 2026, Nocopi Technologies, Inc., a Maryland corporation (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Polymeric Nocopi LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Purchaser”), Polymeric U.S., Inc., a Missouri corporation (the “Seller”) and Savara Capital, a Mauritius limited company and the sole shareholder of the Seller (“Owner”), pursuant to which, subject to the terms and conditions of the Asset Purchase Agreement, the Seller has sold, and the Purchaser has purchased, substantially all of the assets, and the Purchaser has assumed certain specified liabilities, of the Seller’s business of manufacturing, developing, producing and commercializing specialized ink and coating solutions for industrial, digital and screen printing applications operating under the “Polymeric” trade name (the “Business”), in exchange for the consideration described below. The execution of the Asset Purchase Agreement and the consummation of the transactions contemplated thereby (the “Closing”) occurred simultaneously on May 18, 2026 (the “Closing Date”).

Pursuant to the Asset Purchase Agreement, the aggregate consideration was $2,650,000 (the “Purchase Price”), which consisted of (a) $1,900,000 in cash (the “Cash Consideration”), subject to customary working capital adjustments and other reductions described below, (b) the assumption by the Purchaser of certain specified liabilities of the Seller and (c) the issuance by the Company of 500,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock” and such shares of Common Stock issued pursuant to the Asset Purchase Agreement, the “Consideration Shares”), to the Seller. At Closing, the Purchaser delivered to the Seller $1,750,000, which represents the Cash Consideration portion of the Purchase Price, less a holdback amount of $150,000 (the “Holdback Amount”).

The Holdback Amount is being retained by the Purchaser to secure the Seller’s and the Owner’s obligations with respect to the post-closing working capital adjustment and the indemnification obligations of the Seller and the Owner under the Asset Purchase Agreement, and will be released to the Seller, in each case net of any working capital setoff, encumbered amounts and finally resolved indemnification claims, as follows: (a) up to $50,000 within five business days following the final determination of the post-closing working capital adjustment, (b) up to $50,000 on the 12-month anniversary of the Closing Date and (c) the remaining balance, if any, on the 18-month anniversary of the Closing Date.

The Asset Purchase Agreement contains customary representations, warranties, covenants, including customary non-compete and non-solicitation provisions, and indemnification provisions for a transaction of this nature.

The foregoing description of the Asset Purchase Agreement is only a summary and is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Asset Purchase Agreement is filed with this Current Report on Form 8-K to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, the Purchaser, the Seller, the Owner or the Business. The representations, warranties and covenants contained in the Asset Purchase Agreement were made solely for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to the Asset Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Purchaser, the Seller, the Owner or the Business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, except to the extent required by law.

Stock Purchase Agreements

On May 18, 2026, the Company entered into Stock Purchase Agreements (the “Stock Purchase Agreements”), by and between the Company and various institutional investors (the “Investors”). The Stock Purchase Agreements provide for the private issuance (the “Private Placement”) to the Investors of an aggregate of 266,668 shares of Common Stock (such shares of Common Stock issued pursuant to the Private Placement, the “Placement Shares”) at a purchase price of $1.50 per share.

The closings of the Private Placements are expected to occur by September 2, 2026 and the Company expects to receive gross proceeds of approximately $400,000.

Registration Rights Agreement

In connection with entering into a Stock Purchase Agreement with one of the Investors, on May 18, 2026, the Company entered into a Registration Rights Agreement with such Investor (the “Registration Rights Agreement”). The Registration Rights Agreement provides that, on or prior to the first anniversary of the closing of the Private Placement with respect to such Investor, the Company must file a registration statement to register such Investor’s Placement Shares.

The foregoing descriptions of the Stock Purchase Agreements and the Registration Rights Agreement are only summaries and are qualified in their entireties by reference to the full text of the form of Stock Purchase Agreement and Registration Rights Agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Asset Purchase Agreement is incorporated by reference in this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The issuance of the Consideration Shares and the offer and sale of the Placement Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from registration requirements. Nothing contained in this Current Report on Form 8-K constitutes an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In the Asset Purchase Agreement, the Owner represented to the Company, and in the Stock Purchase Agreements, each Investor represented to the Company, that it is an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act, and the Company’s issuance of the Consideration Shares and the Company’s offer and sale of the Placement Shares have been made in reliance upon the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof.

Item 7.01 Regulation FD Disclosure.

Press Release

On May 21, 2026, the Company issued a press release announcing the acquisition of the Business and the Private Placement. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

This report is neither an offer to sell nor a solicitation of an offer to purchase any securities.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

Note Regarding Forward-Looking Statements

This report contains statements by the Company that are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, the Company’s prospects, plans, business strategy and expected financial and operational results, including with respect to the acquisition of the Business pursuant to the Asset Purchase Agreement and the closing of the Private Placement. In some cases, you can identify these statements by forward-looking words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “might,” “should,” “will,” “could,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These statements are based on certain assumptions that the Company has made in light of its experience in its industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that the Company believes are appropriate in these circumstances. These forward-looking statements reflect the Company’s current expectations and beliefs regarding future developments and their potential effect on the Company.

You should not rely on forward-looking statements because the Company’s actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: the risk that the Company and the Investors may not be able to satisfy the conditions to the closing of the Private Placement in a timely manner or at all; the Company’s ability to successfully integrate the Business and to achieve the benefits it expects to realize as a result of the acquisition; the potential adverse impact on the Company’s financial condition and results of operations if it does not realize those expected benefits; liabilities of the Business that are not known to the Company; the extent to which the Company is successful in gaining new long-term relationships with customers or retaining significant existing customers and the level of service failures that could lead customers to use competitors’ services; the Company’s ability to improve its current credit rating with its vendors and the impact on its raw materials and other costs and competitive position of doing so; the impact of losing the Company’s intellectual property protections or the loss in value of its intellectual property; changes in customer demand; the occurrence of hostilities, political instability or catastrophic events; developments and changes in laws and regulations, including increased regulation of the Company’s industry through legislative action and revised rules and standards; security breaches, cybersecurity attacks and other significant disruptions in the Company’s information technology systems; general economic and business conditions; the impact of competition and technological change; the Company’s ability to comply with the rules and regulations of the Securities and Exchange Commission (the “SEC”); and those other risks and uncertainties discussed in the reports the Company has filed with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made.

Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements after the date of this report to conform them to actual results or revised expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The Company expects to provide the financial statements required by Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st calendar day after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The Company expects to provide the pro forma financial statements required by Item 9.01(b) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st calendar day after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1*	Asset Purchase Agreement, dated as of May 18, 2026, by and among Nocopi Technologies, Inc., Polymeric Nocopi LLC, Polymeric U.S., Inc. and Savara Capital
10.1*	Form of Stock Purchase Agreement
10.2*	Form of Registration Rights Agreement
99.1	Press Release, dated May 21, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

* The schedules (or similar attachments) to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission or its staff upon request.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.

Dated: May 21, 2026	By:	/s/ Matthew C. Winger
Matthew C. Winger
Chief Executive Officer